UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Signify Health, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing consists of communications from Signify Health, Inc., a Delaware corporation (the “Company” or “Signify”), to the Company’s employees, customers, partners or analysts relating to the Agreement and Plan of Merger, dated September 2, 2022, by and among the Company, CVS Pharmacy, Inc., a Rhode Island corporation (“CVS”) and Noah Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of CVS (the “Merger Agreement”).

The following email was sent from the Company’s Chief Technology Officer to employees on September 9, 2022:

Good afternoon,

I wanted to drop you a note to let you know that I am incredibly excited to be joining you all in the Emerald Isle later this month. Ireland, and more specifically Galway, is a place with a special place in my heart having seen first-hand over the years the incredible people and talent. I can’t wait to meet our new team members and reconnect with others that I met on my last trip.

As you’ve all seen, it’s been a hectic few months with the ECS wind down and with that most recent news of the CVS Health deal. Michelle and Elaine continuously highlight how strong a collective the team are in Galway and how amazing you have all been during this period of flux. As CTO, that’s something I am hugely thankful for. Please continue to showcase your resilience, but also your appetite for innovation, learning and delivering.

Please know that the combination of our two great companies is focused on expansion and not contraction. This transaction has the potential to create new opportunities for Signifiers as part of a larger organization with complementary capabilities. CVS Health recognizes the value of our platform and, importantly, the team driving it. As part of CVS Health, Signify’s employees will now have access to greater opportunities beyond those that we have as a standalone organization.

Furthermore, our presence in Ireland was something that was not only front and center in our conversations with CVS Health, but also something they were excited about. They expressed how pleased they are with the establishment of our team and presence in Galway. You are all supremely talented, an important piece of expanding into the global tech space, and, frankly, a massive investment that both CVS Health and Signify Health are eager to see grow. We’re just getting started.

For now, it’s business as usual as we continue to operate as separate and independent companies until the closing of the transaction with CVS Health – keep doing your great work. If you have any questions at all or want to get in touch for any other reason, please reach out via slack or email. I’d love to hear from you.

Josh Builder

Chief Technology Officer

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by either of them from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.

Below are Talking Points to be used by the Company:

Signify Health Ireland – Talking Points

Talking Points:

Deal rationale

Utilize already approved and filed master FAQ to respond to questions

•

As we carefully considered our long-term strategic options, we determined that CVS Health is the ideal partner, given its focus on expanding access to health services and helping consumers navigate to the best sites of care.

•

We are both building an integrated experience that supports a more proactive, preventive and holistic approach to patient care, and we look forward to executing on our shared vision for the future of care delivery.

•	Signify Health will play a critical role in advancing CVS Health’s health care services strategy and provide a platform to accelerate CVS Health’s growth in value-based care

•

This acquisition will enhance CVS Health’s connection to consumers in the home and enable providers to better address patient needs as CVS Health executes its vision to redefine the health care experience.

•	In addition, this combination will strengthen CVS Health’s ability to expand and develop new product offerings in a multi-payor approach.

•

As part of CVS Health, Signify Health will continue to advance its extensive primary care enablement capabilities, including turnkey analytics, network, and practice improvement solutions, to help providers transition to value-based reimbursement and improve quality of care.

Galway Growth

•	The combination of our two great companies is focused on expansion and not contraction.

•	Following the close of the transaction, Kyle Armbrester will continue to lead Signify Health as part of CVS Health. Signify Health will operate as a distinct, payor agnostic business.

•	We remain committed to retaining, attracting and supporting the best talent in the industry, including in our Galway technology center.

•	We are continuing to grow our Galway team

•	We currently employ 22 at our Galway technology center.

•	Our hire plan calls for us to add up to 23 additional roles in software engineering, product management and other technology development positions. by the end of 2022.

•	We expect to create 125 new technology innovation roles in total by the end of 2023.

Cautionary Statement Regarding Forward-Looking Statements

This communication and any documents referred to in this communication contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Such forward-looking statements include statements relating to the Company’s strategy, goals, the value of, timing and prospects of the proposed transaction. These forward-looking statements are based on the Company management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “believe,” “predict,” “target,” “contemplate,” “potential,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “could,” “will be,” “will continue,” “will likely result,” or similar expressions and the negatives of those terms. These forward-looking statements, which are subject to risks, uncertainties and assumptions about the Company, may include statements regarding the Company’s business operations, assets, valuations, financial conditions, results of operations, future plans, strategies, and expectations, and involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements, including: (a) risks related to the satisfaction of the conditions to closing (including the failure to obtain necessary regulatory approvals and the requisite approval of the stockholders of the Company) in the anticipated timeframe or at all; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the proposed transaction; (c) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (d) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business (and the potential failure of the Company’s existing customers to continue or renew their contracts with the Company or increase in the number of customer cancellations); (e) the risk that any announcements related to the proposed transaction could have adverse effects on the Company’s stock price, credit ratings or operating results; (f) significant transaction costs; and (g) the outcome of any legal proceedings that may be instituted against Parent or against the Company related to the merger agreement or the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic (and related variants), which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic (and related variants) impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Parent and the Company described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by either of them from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. The Company gives no assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY DECISION, THE COMPANY URGES YOU TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of the Company’s website at https://www.signifyhealth.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.signifyhealth.com.